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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): June 10, 2002


                       EMERGENT FINANCIAL GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


       Delaware                    000-25521                   88-0407331
(State or Other Jurisdiction     (Commission File           (I.R.S. Employer
    of Incorporation)                 Number)              Identification No.)

                3125 Sterling Circle, Suite 100, Boulder Co 80301
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (303) 544-0044

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Item 5.  Other Events.

         On June 10, 2002, Emergent Financial Group, Inc. ("Emergent") changed its name to EGX Funds Transfer, Inc., and authorized a one for seventy reverse split of its common stock, which became effective on June 14, 2002. Emergent's common stock now trades under the symbol EGXF on the Nasdaq Over the Counter Bulletin Board.

            In addition, Emergent issued on June 14, 2002 the press release attached hereto as Exhibit 99.1. The press release announces the restructuring of the KeyCom, Inc. acquisition which closed in September 2001, whereby all of Emergent's $25,000,000 of Series E Preferred Stock has been converted into restricted common stock. See the attached press release for further details.

Item 7.  Exhibits

          99.1 Press Release.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  June 14, 2002

                                    EGX Funds Transfer, Inc., f/k/a
                                    EMERGENT FINANCIAL GROUP, INC.

                                    By:    /s/ Jason Galanis
                                    Name:  Jason Galanis
                                    Title: Chief Executive Officer
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                                  EXHIBIT INDEX

Exhibit Number                Description
Number


   99.1             Press Release, dated June 17, 2002.